Exhibit 10.3

AMENDMENT TO

SYNNEX CORPORATION

AMENDED AND RESTATED 2003 EMPLOYEE STOCK PURCHASE PLAN

In accordance with Section 15 of the SYNNEX Corporation Amended and Restated 2003 Employee Stock Purchase Plan, as amended (the “Plan”), the Plan is hereby amended as follows:

1. Section 14(a) of the Plan is hereby amended and restated in its entirety as follows, effective on the date hereof:

“(a) Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is Seven Hundred Fifty Thousand (750,000) shares. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14. All share amounts set forth in the Plan have been adjusted to give effect to a 2 for 1 reverse stock split of the Stock which was effected on November 12, 2003.”

To record the amendment of the Plan, SYNNEX Corporation has executed this document this 6th day of January, 2009.

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Title:	Senior Vice President,
General Counsel and Corporate Secretary